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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 9, 1999 relating to the financial statements of Plug Power LLC (a development stage enterprise), which appears in the Company's Registration Statement on Form S-1 dated October 28, 1999.




PricewaterhouseCoopers LLP


Albany, New York
November 3, 1999